UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported):	May 9, 2013

National Research Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	0-29466	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1245 Q Street, Lincoln, Nebraska 68508

(Address of principal executive offices, including zip code)

(402) 475-2525

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

Effective May 9, 2013, the Board of Directors of National Research Corporation (the “Company”) amended Section 3.01 of Article III of the Company’s By-Laws to reduce the size of the Board of Directors from six directors to five and to reduce the number of Class I directors from two directors to one, in each case to reflect the composition of the Board of Directors as of such date.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 9, 2013, the Company held its 2013 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the following proposals:

●	The election of one director, Gail L. Warden, to the Company’s Board of Directors for a three-year term to expire at the Company’s 2016 annual meeting of shareholders;

●	An amendment and restatement of the Company’s Articles of Incorporation (the “Articles of Incorporation”) which would:

A.

Increase the authorized number of shares of all classes of capital stock from 22,000,000 to 142,000,000, consisting of: (i) 60,000,000 shares of a new class of common stock, to be designated as “Class A Common Stock;” (ii) 80,000,000 shares of a new class of common stock, to be designated as “Class B Common Stock;” and (iii) 2,000,000 shares of preferred stock; and establish the powers, rights, preferences and privileges of, and the restrictions on, the Class A Common Stock and the Class B Common Stock; and

B.	Reclassify each share of the Company’s current common stock as one-half of one share of Class B Common Stock; and

●	An advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement.

As of the March 13, 2013 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 6,910,928 shares of the Company’s current common stock were outstanding and entitled to vote, each entitled to one vote per share. Approximately 93.5% of all votes were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for shareholder consideration at the Annual Meeting:

Election of Directors

The shareholders elected Gail L. Warden as a director for a three-year term to expire at the Company’s 2016 annual meeting of shareholders. The results of the vote were as follows:

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)
Gail L. Warden	5,590,939	87.0%	834,832	13.0%	35,661	N/A

Amendment and Restatement of the Company’s Articles of Incorporation

The shareholders approved each of the two sub-proposals comprising the proposal to approve an amendment and restatement of the Articles of Incorporation. The results of the votes were as follows:

Sub-proposal (A): Approval of an amendment and restatement of the Articles of Incorporation to increase the authorized number of shares of all classes of capital stock from 22,000,000 to 142,000,000, consisting of: (i) 60,000,000 shares of Class A Common Stock; (ii) 80,000,000 shares of Class B Common Stock; and (iii) 2,000,000 shares of preferred stock; and to establish the rights, preferences and privileges of, and the restrictions on, the common stock:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)
5,286,506	82.27%	1,113,385	17.33%	25,880	0.40%	35,661	N/A

Sub-proposal (B): Approval of an amendment and restatement of the Articles of Incorporation to reclassify each share of existing common stock as one-half of one share of Class B Common Stock:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(1)
5,383,948	83.32%	1,074,864	16.64%	2,620	0.04%	0	0.0%

Each of these two sub-proposals also received a majority of the votes cast not counting the votes cast by the Company’s officers and directors.

Advisory Vote to Approve Executive Compensation

The shareholders approved the compensation of the Company’s named executive officers as disclosed in the proxy statement. The results of the advisory vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)
6,380,128	99.29%	27,966	0.44%	17,676	0.28%	35,661	N/A

_______________

(1)     Based on a total of all shares actually voted in person or by proxy at the Annual Meeting.

(2)     “N/A” means that broker non-votes do not have any effect on the voting results on this proposal.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(3.1)	Amendment to the By-Laws of National Research Corporation effective May 9, 2013.

(3.2)	By-Laws of National Research Corporation, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RESEARCH CORPORATION

Dated: May 13, 2013	By:	/s/ Kevin R. Karas
Kevin R. Karas
Senior Vice President Finance, Chief Financial
Officer, Treasurer and Secretary

NATIONAL RESEARCH CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated May 9, 2013

Exhibit
Number

(3.1)     Amendment to the By-Laws of National Research Corporation effective May 9, 2013.

(3.2)     By-Laws of National Research Corporation, as amended.

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